EXHIBIT 12(b)

                        FORM OF SECTION 906 CERTIFICATION

David P. Marks, President, and Mary E. Hoffmann, Treasurer, of Ultra Series Fund (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2007 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                                      TREASURER

/s/David P. Marks                              /s/Mary E. Hoffmann
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_________________________________              _____________________________
David P. Marks                                 Mary E. Hoffmann

Date: 02/19/08                                 Date: 02/19/08
    _____________________________                  _________________________